SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 24, 1998
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                            QUESTRON TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


                  DELAWARE                0-13324              23-2257354
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     (State or other jurisdiction       (Commission          IRS Employer
          of incorporation)             File Number)       Identification No.)

6400 Congress Avenue, Suite 200A, Boca Raton, Florida               33487
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (561) 241-5251
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         (Former name or former address, if changed since last report)



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Item 2.        Acquisition or Disposition of Assets.

               On September 24, 1998, Questron Technology, Inc. (the "Company") completed the acquisitions of Fas-Tronics, Inc., a Texas corporation ("Fas-Tronics"), and Fortune Industries, Inc., a Texas corporation ("Fortune"). Fas-Tronics is a value-added distributor of fasteners and other components principally to the commercial aerospace industry. Fortune is a value-added distributor of fasteners and other components principally to aerospace defense contractors. Fas-Tronics and Fortune had revenues of $9 million and $13 million, respectively, for the year ended December 31, 1997. Both of Fas-Tronics and Fortune will operate as a wholly-owned subsidiary of the Company.

               In connection with the acquisition of Fas-Tronics, the Company paid an aggregate purchase price of approximately $9,700,000, consisting of approximately $7,200,000 in cash, and the issuance of 421,941 shares of common stock of the Company, valued at $2,500,000, subject to adjustment (the "Fas-Tronics Consideration"). The Fas-Tronics Consideration is subject to further adjustment based upon certain operating performance targets for the twelve month period ending June 30, 1999.

               In connection with the acquisition of Fortune, the Company paid a total of approximately $13,100,000, consisting of $10,000,000 in cash and the issuance of 518,102 shares of common stock of the Company, valued at $3,100,000, subject to adjustment (the "Fortune Consideration"). The Fortune Consideration is subject to further adjustment based upon certain operating performance targets for the year ended December 31, 1998.

               In connection with the closing of each of the Fas-Tronics and Fortune transactions, the Company and each of its subsidiaries entered into a new senior, secured credit facility of up to $45,000,000 with several lenders, including Madeleine L.L.C., as collateral agent (an affiliate of ABLECO Finance, L.L.C. and Cerberus Capital Management, L.P.), and Congress Financial Corporation (Florida) (an affiliate of First Union Company), as administrative agent. The total credit facility consists of a $25,000,000 five-year term loan, a $5,000,000 five-year term loan and a $15 million revolving credit facility. A portion of the funds from the credit facility was used to finance each of the Fas-Tronics and the Fortune acquisitions.


Item 4.        Changes In Registrant's Certifying Accountant.

               (a) As of October 7, 1998, Moore Stephens, P.C. ("Moore Stephens") was terminated as the Company's independent accountant. The Company's new independent accountant is Ernst & Young LLP. The decision to change independent accountants was approved by the Board of Directors on October 7, 1998.

               Moore Stephens' report on the Company's financial statements for each of the two most recent fiscal years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years preceding Moore Stephens' termination, there were no disagreements with Moore Stephens on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused it to make a reference to the subject matter of the disagreement in connection with its report. Furthermore, there were no reportable events during the two most recent fiscal years preceding Moore Stephens' termination arising from Moore Stephens having advised the Company (a) that the

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internal  controls  necessary  for the  Company  to develop  reliable  financial statements do not exist; (b) that information has come to its attention that has led it to no longer be able to rely on management's representations or that has made it unwilling to be associated with financial statements prepared by management; (c)(1) of the need to expand significantly the scope of its audit or that information has come to its attention that if further investigated may either (i) materially impact the fairness or reliability of a previously issued audit report or underlying financial statements or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report or (ii) cause it to be unwilling to rely on management's representations or be associated with the Company's financial statements and (2) due to Moore Stephens' termination, it did not so expand the scope of its audit or conduct such further investigation; and (d)(1) information has come to its attention that it has concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to its satisfaction, would prevent it from rendering an unqualified audit report on those financial statements) and
(2) due to Moore Stephens' termination, the issue has not been resolved to its satisfaction prior to its termination.

               (b) Ernst & Young LLP has been appointed by the Board of Directors as the new independent accountant to the Company effective October 7, 1998. During the Company's two most recent fiscal years and the subsequent interim period prior to Moore Stephens' termination, the Company did not consult with Ernst & Young LLP regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements.

               (c) During the interim period from the date of the Company's last audited financial statements to the date hereof, there were no procedures performed by Moore Stephens and the Company is not aware of any disagreements with Moore Stephens on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Item 7.  Financial Statements and Exhibits.

               (a). and (b). The financial statements and pro-forma financial information, required as part of this Current Report on Form 8-K will be filed not later than 60 days from the date of this report as an amendment to this report.

               (c). Exhibits required by Item 601 of Regulation S-B.

               See Exhibit Index immediately following the signature page below.





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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          QUESTRON TECHNOLOGY, INC.


Date:  October  8, 1998                   By:  /s/  Dominic A. Polimeni
                                               -------------------------------
                                               Dominic A. Polimeni
                                               Chairman, President and Chief
                                               Executive Officer




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                                  EXHIBIT INDEX

Exhibit No.    Exhibit

2.1 Stock Purchase Agreement between Questron Technology, Inc., Gregory Fitzgerald, Valerie Fitzgerald and Fas-Tronics, Inc., dated as of June 12, 1998, incorporated by reference to Exhibit
               10.1 to the Company's Quarterly Report on Form 10-Q for the three-month period ended June 30, 1998 filed with the Securities and Exchange Commission on August 14, 1998 (File No. 013324).

2.2 Stock Purchase Agreement between Questron Technology, Inc., Fortune Industries, Inc. and the Stockholders of Fortune Industries, Inc. listed therein, dated as of June 12, 1998, incorporated by reference to Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the three month period ended June 30, 1998 filed with the Securities and Exchange Commission on August 14, 1998 (File No. 013324).

2.3 Letter Agreement, dated July 29, 1998, by and between the Company, Gregory Fitzgerald, Valerie Fitzgerald and Fas-Tronics, Inc. incorporated by reference to Exhibit 10.3 to the Company's Quarterly Report on Form 10-Q for the three month period ended June 30, 1998 filed with the Securities and Exchange Commission on August 14, 1998 (File No. 013324).

2.4 Letter Agreement, dated July 29, 1998, by and between the Company, Fortune Industries, Inc. and the stockholders listed on
               Schedule 1.1 thereto, incorporated by reference to Exhibit 10.3 to the Company's Quarterly Report on Form 10-Q for the three month period ended June 30, 1998 filed with the Securities and Exchange Commission on August 14, 1998 (File No. 013324).

2.5            Amendment to the Fas-Tronics Stock Purchase Agreement

2.6            Amendment to the Fortune Stock Purchase Agreement

4.1 Registration Rights Agreement, dated as of September 24, 1998, by and between Questron Technology, Inc. and the persons listed on Schedule A thereto.

16.1           Letter from Moore Stephens, P.C., dated October 8, 1998.



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